Exhibit 10.2
EXECUTION VERSION

SERIES 2022-1
SUPPLEMENT
TRIBUTE RAIL LLC,
as Issuer,
and
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee
dated as of May 25, 2022
______________________________
SERIES 2022-1 NOTES
______________________________

TABLE OF CONTENTS

Page

EXHIBITS

EXHIBIT A	Form of Class A Note
EXHIBIT B	Form of Class B Note

SCHEDULES

SCHEDULE 1	Description of Initial Railcars
SCHEDULE 2	Description of Initial Leases

-i-

SERIES 2022-1 SUPPLEMENT, dated as of May 25, 2022 (this “Series 2022-1 Supplement”), issued pursuant to, and incorporating the terms of, the Master Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Master Indenture”, and, together with this Series 2022-1 Supplement, the “Series 2022-1 Indenture”) between TRIBUTE RAIL LLC, a Delaware limited liability company (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the “Indenture Trustee”).
WITNESSETH THAT:
WHEREAS, the Issuer and the Indenture Trustee wish to set forth the Principal Terms of a Series of Equipment Notes with two Classes (the Class A Notes and the Class B Notes) within such Series to be issued pursuant to this Series 2022-1 Supplement;
WHEREAS, the Issuer will separately be issuing the Class E Certificates pursuant to the terms of the Master Indenture and the Certificate Purchase Agreement; and
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture. Whenever used in this Series 2022-1 Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
“144A Book-Entry Notes” means Series 2022-1 Notes substantially in the form attached as Exhibit A or Exhibit B hereto, with the applicable legend for 144A Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“2022-1 Series Account” means the Series Account for the Series 2022-1 Notes, established in accordance with Section 3.01 hereof and Sections 3.01 and 3.07 of the Master Indenture. The account number of the 2022-1 Series Account is 214214005.
“Average Life Date” is defined in Section 2.06(c).
“Certificate Purchase Agreement” means the Certificate Purchase and Agency Agreement dated as of the date hereof among the Issuer, Tribute Rail Holdings LLC, as certificate purchaser and TRIP Rail Holdings LLC, as certificate agent.
“Class A Interest Rate” means four and seventy-six hundredths percent (4.76%) per annum.

[Series Supplement (Series 2022-1)]
“Class A Note” means an Equipment Note substantially in the form of Exhibit A.
“Class A Optional Redemption” is defined in Section 2.06(a).
“Class A Optional Redemption Date” is defined in Section 2.06(a).
“Class A Redemption Premium” is defined in Section 2.06(a).
“Class A Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class A Notes. The Class A Stated Interest Amount constitutes the Stated Interest Amount for the Class A Notes.
“Class B Interest Rate” means five and seventy-five hundredths percent (5.75%) per annum.
“Class B Note” means an Equipment Note substantially in the form of Exhibit B.
“Class B Optional Redemption” is defined in Section 2.06(b).
“Class B Optional Redemption Date” is defined in Section 2.06(b).
“Class B Redemption Premium” is defined in Section 2.06(b).
“Class B Stated Interest Amount” means, for any Payment Date, an amount equal to the “Stated Interest Amount” (as defined in the Master Indenture) calculated with respect to the Class B Notes. The Class B Stated Interest Amount constitutes the Stated Interest Amount for the Class B Notes.
“Closing Date” for the Series 2022-1 Notes means May 25, 2022.
“Control Party” for the Series 2022-1 Notes means the Majority Holders.
“H.15(519)” is defined in Section 2.06(c).
“Initial Purchasers” means each “Initial Purchaser” within the meaning of and as defined in the Note Purchase Agreement.
“Liquidity Facility Provider” means Bank of America, N.A., a national banking association.
“Majority Holders” means with respect to the Series 2022-1 Notes, as of any date of determination, Holders of Series 2022-1 Notes that, individually or in the aggregate, evidence more than fifty percent (50%) of the then aggregate Outstanding Principal Balance of the Series 2022-1 Notes.
“Marginal Interest” is defined in Section 2.04(b).
“Note Purchase Agreement” means the Note Purchase Agreement, dated May 19, among, inter alios, the Issuer and the Initial Purchasers signatory thereto.

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[Series Supplement (Series 2022-1)]
“November 2023 Payment Date” means the Payment Date occurring in November 2023.
“Offering Circular” means the Issuer’s final offering circular dated May 19, 2022, relating to the offering of the Series 2022-1 Notes.
“Optional Redemption” means a voluntary prepayment by the Issuer of all of the Outstanding Principal Balance of the Series 2022-1 Notes (or a Class thereof) in accordance with the terms of this Series 2022-1 Supplement.
“Railcar Disposition Redemption” is defined in Section 2.06(a).
“Rapid Amortization Additional Interest Rate” means four percent (4%) per annum.
“Rapid Amortization Date” means the date, if any, on which the Rapid Amortization Event occurs with respect to the Series 2022-1 Notes.
“Rapid Amortization Event” means, with respect to the Series 2022-1 Notes, that the aggregate Outstanding Principal Balance of the Series 2022-1 Notes (after all payments on the Series 2022-1 Notes on the applicable Payment Date) exceeds zero on the Payment Date falling in November 2026.
“Rating Agency” means, in connection with the Series 2022-1 Notes, S&P.
“Redemption Premium” means the Class A Redemption Premium or the Class B Redemption Premium, as applicable, which amount shall be the Redemption Premiums for each respective Class of Series 2022-1 Notes.
“Regulation S Temporary Book-Entry Notes” means Series 2022-1 Notes in the form attached as Exhibit A or Exhibit B, as the case may be, with the applicable legend for Regulation S Temporary Book-Entry Notes required by Section 2.02 of the Master Indenture inscribed on the face thereof.
“Remaining Weighted Average Life” is defined in Section 2.06(c).
“Scheduled Principal Payment Amount” means, with respect to each Payment Date, the lesser of (i) the sum of (a) (x) with respect to the Class A Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-1 to the Offering Circular under the column titled “Principal Payment” and (y) with respect to the Class B Notes and each Payment Date, the amount set forth opposite such Payment Date on Appendix B-2 to the Offering Circular under the column titled “Principal Payment” and (b) the Scheduled Principal Payment Amounts for such Class of Notes (as applicable) that remain unpaid from previous Payment Dates and (ii) the Outstanding Principal Balance such Class of Notes (as applicable) for such Payment Date; provided, that the Scheduled Principal Payment Amount for each Class of the Series 2022-1 Notes is subject to adjustment from time to time pursuant to Section 3.14 of the Master Indenture.
“Series 2022-1 Final Maturity Date” means the Payment Date occurring in May 2052, which shall constitute the Final Maturity Date with respect to the Series 2022-1 Notes.

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[Series Supplement (Series 2022-1)]
“Series 2022-1 Holders” means the Holders of the Series 2022-1 Notes, or any Class of such Notes, as the context may require.
“Series 2022-1 Issuance Expenses” means the Issuance Expenses relating to the issuance of the Series 2022-1 Notes.
“Series 2022-1 Notes” means Notes, designated as the Class A Notes and the Class B Notes, in each case, to be issued on the Closing Date and having the terms and conditions specified in this Series 2022-1 Supplement, substantially in the respective form of Exhibit A and Exhibit B hereto, and including any and all replacements, extensions, substitutions or renewals of such Notes.
“Series 2022-1 Optional Redemption Date” is defined in Section 2.06(d).
“Series Account” means, with respect to the Series 2022-1 Notes, the 2022-1 Series Account.
“Stated Interest Amount” means, with respect to the Series 2022-1 Notes and any Payment Date, an amount equal to the Class A Stated Interest Amount and the Class B Stated Interest Amount.
“Stated Rate” means (i) with respect to the Class A Notes, the Class A Interest Rate and (ii) with respect to the Class B Notes, the Class B Interest Rate.
“Treasury Rate” is defined in Section 2.06(c).
“Unrestricted Book-Entry Notes” means Series 2022-1 Notes substantially in the form of Exhibit A or Exhibit B, with the applicable legend required by Section 2.02 of the Master Indenture for Unrestricted Book-Entry Notes inscribed on the face thereof.
ARTICLE II

THE SERIES 2022-1 NOTES
Section 2.01Designation of Series; Series 2022-1 Notes.
(a)There is hereby created a Series of Notes under the Series 2022-1 Indenture to be known as the “Series 2022-1 Notes” or, with respect to any Equipment Notes, the “Green Secured Railcar Equipment Notes, Series 2022-1”.
(b)There is hereby created within the Series 2022-1 Notes two separate Classes, designated as the “Class A Notes” and the “Class B Notes”. The Series 2022-1 Notes will be issued in the initial principal balance as set forth below:
(i)the Class A Notes will be issued in the initial principal balance of two hundred ninety million Dollars ($290,000,000); and
(ii)the Class B Notes will be issued in the initial principal balance of thirty-seven million Dollars ($37,000,000).

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[Series Supplement (Series 2022-1)]
(c)The Class A Notes are classified as “Initial Notes”, “Series 2022-1 Notes”, “Class A Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Class B Notes are classified as “Initial Notes”, “Series 2022-1 Notes”, “Class B Equipment Notes” and “Fixed Rate Notes”, as each such term is used in the Master Indenture. The Series 2022-1 Notes will be rated on the Closing Date by S&P and the Series 2022-1 Notes will be paid in accordance with the Flow of Funds.
(d)The first Payment Date with respect to the Series 2022-1 Notes shall be the Payment Date in June 2022.
(e)Payments of principal on the Series 2022-1 Notes shall be payable from funds on deposit in the 2022-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Master Indenture and Sections 2.05, 2.06 and 3.02 of this Series 2022-1 Supplement.
(f)The Issuer shall pay Series 2022-1 Issuance Expenses out of the proceeds of the Series 2022-1 Notes on the Closing Date, the proceeds of the issuance of the Class E Certificates on the Closing Date and/or from Capital Contributions made to the Issuer on or prior to the Closing Date.
Section 2.02Grant of Security Interest in 2022-1 Series Account. The Issuer hereby pledges, transfers, assigns, and otherwise conveys to the Indenture Trustee for the benefit and security of the Series 2022-1 Holders, and grants to the Indenture Trustee for the benefit and security of the Series 2022-1 Holders a security interest in and Encumbrance on, all of the Issuer’s right, title and interest, whether now existing or hereafter created or acquired and wherever located, in, to and under the assets and property described below: (a) the 2022-1 Series Account, and all funds from time to time on deposit therein; and (b) all Proceeds, accessions, profits, products, income benefits, substitutions and replacements, whether voluntary or involuntary, of and to any of the property of the Issuer described in the preceding clause (a).
Section 2.03Authentication and Delivery.
(a)On the Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 2.01(b) of the Master Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, (i) shall authenticate, subject to compliance with the conditions precedent set forth in Section 4.01 hereof, the Series 2022-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 4.01 hereof, shall deliver such Series 2022-1 Notes to the Initial Purchasers in accordance with such written directions.
(b)The Series 2022-1 Notes are not being registered with the U.S. Securities and Exchange Commission and, after their sale to the Initial Purchasers in accordance with the Note Purchase Agreement may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture and as set forth in the applicable Series 2022-1 Notes.

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[Series Supplement (Series 2022-1)]
(c)In accordance with Section 2.01(c) of the Master Indenture, any Class A Equipment Notes or Class B Equipment Notes of the Series 2022-1 Notes resold in reliance on Rule 144A shall be represented by a 144A Book-Entry Note. Any Class A Equipment Notes or Class B Equipment Notes of the Series 2022-1 Notes sold in reliance on Regulation S shall initially be represented by a Regulation S Temporary Book-Entry Note and shall be exchangeable for interests in the related Unrestricted Book-Entry Note.
(d)The Series 2022-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by a Responsible Officer and shall be substantially in the form of Exhibit A and Exhibit B, as the case may be, with the appropriate legend required by Section 2.02 of the Master Indenture inscribed on the face thereof.
Section 2.04Interest Payments on the Series 2022-1 Notes.
(a)Interest on Series 2022-1 Notes. Interest on the Outstanding Principal Balance of each Series 2022-1 Note shall accrue during each Interest Accrual Period (i) at the Class A Interest Rate, in the case of the Class A Notes, and (ii) at the Class B Interest Rate, in the case of the Class B Notes, and, in each case, will be calculated on the basis of a 360-day year consisting of twelve 30-day months and will be due and payable in arrears on each Payment Date. Notwithstanding anything to the contrary in the Master Indenture or this Series 2022-1 Supplement, the initial Interest Accrual Period for the Series 2022-1 Notes shall begin on the Closing Date and end on (but exclude) June 17, 2022.
(b)Additional Interest. If any interest payment on any Class of the Series 2022-1 Notes is not timely paid in full when due, such overdue interest will bear interest at the applicable Stated Rate, payable as Additional Interest to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. If a Rapid Amortization Event occurs with respect to a Class of Series 2022-1 Notes, the Issuer will also be required to pay the Holders of such Class of Series 2022-1 Notes, as part of, Additional Interest, interest on each Payment Date occurring on and after the Rapid Amortization Date in an amount equal to the Rapid Amortization Additional Interest Rate multiplied by the Outstanding Principal Balance of such Class of Series 2022-1 Notes (after giving effect to all payments on the relevant Class of Series 2022-1 Notes made on such day) (such interest, the “Marginal Interest”) to the extent permitted by applicable law at the times and subject to the priorities set forth in the Flow of Funds. Such Marginal Interest due (if any) shall be (i) calculated on the basis of a 360-day year consisting of twelve 30-day months and (ii) due and payable in arrears on each Payment Date on or after the Rapid Amortization Date.
Section 2.05Principal Payments on the Series 2022-1 Notes. The Scheduled Principal Payment Amount calculated for the Series 2022-1 Notes for each Payment Date shall be payable to the Series 2022-1 Holders on each Payment Date from amounts deposited in the 2022-1 Series Account on such Payment Date as provided in (and subject to the provisions of) the Flow of Funds under the Master Indenture and Section 3.02 hereof. At any time that an Early Amortization Event or an Event of Default is then continuing, or if a Rapid Amortization Event with respect to the Series 2022-1 Notes has occurred, then, in addition to the foregoing, the Outstanding Principal Balance of the Series 2022-1 Notes shall be payable on each Payment Date to the extent that amounts are available for such purpose in accordance with the Flow of Funds and Section 3.02 hereof.

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[Series Supplement (Series 2022-1)]
Section 2.06Prepayment of Principal on the Series 2022-1 Notes. (a) Other than in connection with a partial redemption effected in accordance with Section 3.14(a) of the Master Indenture (a “Railcar Disposition Redemption”), no Class A Optional Redemption may occur prior to the first anniversary of the Closing Date. Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the first anniversary of the Closing Date or such prior Business Day on which a mandatory prepayment is required in connection with a Railcar Disposition Redemption (each such date, a “Class A Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class A Notes (such redemption, a “Class A Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class A Notes being redeemed on such Class A Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class A Optional Redemption Date, plus (iii) if occurring prior to November 2023 Payment Date, a redemption premium (the “Class A Redemption Premium”) calculated as follows:
The Class A Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class A Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class A Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Principal Payment Amounts of the Class A Notes from the Class A Optional Redemption Date to and including the November 2023 Payment Date (assuming full prepayment on such date) discounted monthly to the Class A Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months, over (ii) the Outstanding Principal Balance of the Class A Notes, plus any accrued but unpaid interest thereon.
(b)Other than in connection with a Railcar Disposition Redemption, no Class B Optional Redemption may occur prior to the first anniversary of the Closing Date or while any Class A Notes are Outstanding unless the same are concurrently redeemed in full (or, if no Early Amortization Event has occurred and is continuing, a partial Optional Redemption of the Class B Notes may be effected if the Issuer concurrently effects an Optional Redemption in part of the Class A Notes within such Series in the same proportion as the Optional Redemption in part of the Class B Notes). Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any on any Business Day occurring on or after the first anniversary of the Closing Date or such prior Business Day on which a mandatory prepayment is required in connection with a Railcar Disposition Redemption (each such date, a “Class B Optional Redemption Date”), all or a portion of the Outstanding Principal Balance of the Class B Notes (any such redemption, a “Class B Optional Redemption”), for a Redemption Price equal to the sum of (i) the amount of the Outstanding Principal Balance of the Class B Notes being redeemed on such Class B Optional Redemption Date, plus (ii) accrued and unpaid interest (including Additional Interest, if any) thereon to the Class B Optional Redemption Date, plus (iii) if occurring prior to the November 2023 Payment Date, a redemption premium (the “Class B Redemption Premium”) calculated as follows:

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[Series Supplement (Series 2022-1)]
The Class B Redemption Premium will be an amount equal to the product of (x) a fraction (expressed as a percentage), the numerator of which is the amount of the Outstanding Principal Balance of the Class B Notes being redeemed and the denominator of which is the Outstanding Principal Balance of all Class B Notes immediately prior to such redemption and (y) the excess, if any, of (i) the sum of the present values of all the scheduled payments of principal and interest based upon Scheduled Principal Payment Amounts of the Class B Notes from the Class B Optional Redemption Date to and including the November 2023 Payment Date (assuming full prepayment on such date), discounted monthly to the Class B Optional Redemption Date at a rate equal to the Treasury Rate plus three-quarters of one percent (0.75%), based on a 360-day year of twelve 30-day months; over (ii) the aggregate Outstanding Principal Balance of the Class B Notes plus any accrued but unpaid interest thereon.
(c)For purposes of calculating the applicable Redemption Premium, the term “Treasury Rate” means, with respect to each applicable Series 2022-1 Note, a per annum rate (expressed as a monthly equivalent and as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield), determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such applicable Series 2022-1 Note as determined by interpolation between the most recent weekly average yields to maturity for two series of United States Treasury securities, (i) one maturing as close as possible to, but earlier than, the Average Life Date of such Series 2022-1 Note and (ii) the other maturing as close as possible to, but later than, the Average Life Date of such Series 2022-1 Note, in each case, as published in the most recent H.15(519) (or, if a weekly average yield to maturity of United States Treasury securities maturing on the Average Life Date of such Series 2022-1 Note is reported in the most recent H.15(519), as published in H.15(519)). “H.15(519)” means “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication published by the Board of Governors of the Federal Reserve System. The most recent H.15(519) means the latest H.15(519) which is published prior to the close of business on the third (3rd) Business Day preceding the scheduled prepayment date.
The term “Average Life Date” of each applicable Series 2022-1 Note means the date which follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Series 2022-1 Note. The “Remaining Weighted Average Life” of a Series 2022-1 Note at the prepayment or determination date of such Series 2022-1 Note shall be the number of days equal to the quotient obtained by dividing (a) the sum of the products obtained by multiplying (i) the Scheduled Principal Payment Amounts for each remaining Payment Date (from the applicable Optional Redemption Date to the November 2023 Payment Date, in the case of the Class A Notes and the Class B Notes, in each case, assuming full prepayment on such Payment Date, as applicable) by (ii) the number of days from and including the prepayment or determination date to but excluding the scheduled payment date of such principal payment, by (b) the Outstanding Principal Balance of the applicable Series 2022-1 Notes on such date of prepayment or determination. The Issuer will calculate (or cause to be calculated) the applicable Redemption Price and Redemption Premium (if any) and deliver such information in writing to the Indenture Trustee at the time that it gives notice of an Optional Redemption pursuant to Sections 3.12 and 3.13 of the Master Indenture.

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[Series Supplement (Series 2022-1)]
(d)Subject to the restrictions in Sections 3.12 and 3.13 of the Master Indenture, the Issuer will have the option to prepay, in an Optional Redemption on any Business Day occurring on or after the November 2023 Payment Date (each such Payment Date, a “Series 2022-1 Optional Redemption Date”), all of the Outstanding Principal Balance of the Series 2022-1 Notes, for the Redemption Price equal to the Outstanding Principal Balance of the Series 2022-1 Notes, plus accrued and unpaid interest thereon (including Additional Interest, if any) to the Series 2022-1 Optional Redemption Date; provided, however, that such Redemption Price shall not include any Redemption Premium.
(e)Any Optional Redemption may be funded with funds in the Collections Account, with the proceeds of Additional Notes or cash Capital Contributions or with any other funds of the Issuer.
(f)Notwithstanding anything herein to the contrary, no Redemption Premium will be due as a result of (i) any Permitted Discretionary Sales (A) if occurring on or prior to the first anniversary of the Initial Closing Date, which, in the aggregate, are less than 25% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Initial Closing Date calculated as of the Initial Closing Date and (y) the Adjusted Value of the Portfolio Railcars contributed or acquired on any Delivery Date after the Initial Closing Date (if any) calculated as of such Delivery Date and (B) if occurring after the first anniversary of the Initial Closing Date, which, in the aggregate, are less than 30% of the sum of (x) the Adjusted Value of the Portfolio Railcars owned by the Issuer on the Initial Closing Date calculated as of the Initial Closing Date and (y) the Adjusted Value of the Portfolio Railcars contributed or acquired by the Issuer after the Initial Closing Date (if any) calculated as of the relevant Delivery Date, (ii) any Involuntary Railcar Dispositions, Purchase Option Dispositions or Scrap Value Disposition, (iii) in respect of, or during, an Early Amortization Event or if an Event of Default shall have occurred and is continuing or (iv) a redemption of the Series 2022-1 Notes occurring on or after the November 2023 Payment Date.
Section 2.07Manner of Payment. Except as otherwise provided in Section 2.05 of the Master Indenture, all payments on the Series 2022-1 Notes payable on each Payment Date shall be paid to the Series 2022-1 Holders reflected in the Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on such Payment Date. Any payments received by the Series 2022-1 Holders after 2:00 p.m. (New York City time) on any day shall be considered to have been received on the next succeeding Business Day.
Section 2.08Restrictions on Transfer. On the Closing Date, the Issuer shall sell the Series 2022-1 Notes to the Initial Purchasers pursuant to the Note Purchase Agreement and deliver such Series 2022-1 Notes in accordance herewith and therewith. Thereafter, no Series 2022-1 Note may be sold, transferred or otherwise disposed of except in compliance with the provisions of the Master Indenture. Except as provided in the Master Indenture, the Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2022-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in the Series 2022-1 Indenture.

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[Series Supplement (Series 2022-1)]
Section 2.09Final Maturity Date. The Outstanding Principal Balance of the Series 2022-1 Notes together with all accrued and unpaid interest (including all Additional Interest) thereon, and other amounts payable by the Issuer to the Series 2022-1 Holders pursuant to the terms of the Series 2022-1 Indenture, shall be due and payable in full on the earlier to occur of (i) the date on which the Series 2022-1 Notes have been accelerated in accordance with the provisions of Section 4.02 of the Master Indenture and (ii) the Series 2022-1 Final Maturity Date.
ARTICLE III

2022-1 SERIES ACCOUNT
Section 3.012022-1 Series Account. The Indenture Trustee shall establish on the Closing Date pursuant to Sections 3.01 and 3.07 of the Master Indenture and shall maintain, so long as any Series 2022-1 Note is Outstanding, an Indenture Account which shall be designated as the “2022-1 Series Account,” which account shall be held in the name of the Indenture Trustee for the benefit of the Series 2022-1 Holders, and which account constitutes a Series Account for the Series 2022-1 Notes for all purposes under the Master Indenture. All deposits of funds for the benefit of the Series 2022-1 Holders from the Collections Account and the Liquidity Reserve Account shall be accumulated in, and withdrawn from, the 2022-1 Series Account in accordance with the provisions of the Series 2022-1 Indenture. Notwithstanding anything to the contrary herein, amounts on deposit in the 2022-1 Series Account shall not be invested.
Section 3.02Distributions from 2022-1 Series Account. On each Payment Date (to the extent sufficient cleared and immediately available funds are available in the 2022-1 Series Account), the Indenture Trustee, as specified in the related Payment Date Schedule with respect to the Flow of Funds, shall distribute funds then on deposit in the 2022-1 Series Account to the Series 2022-1 Holders in accordance with Section 3.11 of the Master Indenture.
Section 3.03Liquidity Reserve Target Amount. On the Closing Date, the Liquidity Reserve Target Amount will be $0.
ARTICLE IV

CONDITIONS TO ISSUANCE
Section 4.01Conditions to Issuance. The Indenture Trustee shall not authenticate the Series 2022-1 Notes unless (a) all conditions to the issuance of the Series 2022-1 Notes under the Note Purchase Agreement shall have been satisfied, and (b) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Note Purchase Agreement shall have been satisfied.

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[Series Supplement (Series 2022-1)]
ARTICLE V

REPRESENTATIONS AND WARRANTIES
Section 5.01Master Indenture Representations and Warranties. To induce the Series 2022-1 Holders to purchase the Series 2022-1 Notes, the Issuer hereby makes to the Indenture Trustee for the benefit of the Series 2022-1 Holders, as of the Closing Date and as of the other dates specified for the applicable representations in the Master Indenture, all of the representations and warranties set forth in Section 5.01 of the Master Indenture.
ARTICLE VI

MISCELLANEOUS PROVISIONS
Section 6.01Ratification of Master Indenture. As supplemented by this Series 2022-1 Supplement, the Master Indenture is in all respects ratified and confirmed and the Master Indenture as so supplemented by this Series 2022-1 Supplement shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Series 2022-1 Supplement shall govern.
Section 6.02Counterparts. This Series 2022-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
Section 6.03Governing Law. THIS SERIES 2022-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.04Notices to the Rating Agency. Whenever any notice or other communication is required to be given to the Rating Agency in respect of the Series 2022-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2022-1 Supplement, such notice or communication shall be delivered to S&P, at 55 Water Street, New York, NY 10041, Attention: S&P Surveillance (Facsimile: (212) 438-0122).
Section 6.05Notices to Liquidity Facility Provider. Whenever any notice or other communication is required to be given to the Liquidity Facility Provider in respect of the Series 2022-1 Notes pursuant to the Master Indenture, a Series Supplement or this Series 2022-1 Supplement, such notice or communication shall be delivered Bank of America, N.A. at One Bryant Park, New York, NY 10036, Attention Brad Sohl -ABS Banking & Finance, email: brad.sohl@bofa.com; andrew.cantillon@bofa.com; guoxun.yao@bofa.com; nikolai.bottitta@bofa.com.

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[Series Supplement (Series 2022-1)]
Section 6.06Amendments and Modifications. The terms of this Series 2022-1 Supplement may be waived, modified or amended only in a written instrument signed by each of the Issuer and the Indenture Trustee in accordance with Article IX of the Master Indenture. Amendments, waivers and modifications of this Series 2022-1 Supplement that constitute matters set forth in clauses (i) through (viii) of Section 9.02(a) of the Master Indenture, may be effected only with the prior written Direction of Holders of each Outstanding Series 2022-1 Note adversely affected thereby.
[Signature pages follow]

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[Series Supplement (Series 2022-1)]
IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series 2022-1 Supplement to be duly executed and delivered all as of the day and year first above written.

TRIBUTE RAIL LLC

By: Tribute Rail Holdings LLC, its sole equity member and manager
By: TRIP Rail Holdings LLC, its sole equity member and manager
By: Trinity Industries Leasing Company,
its agent

By: /s/ Sara E. McCoy
Name: Sara E. McCoy
Title: Senior Vice President and Managing Director

[Series Supplement (Series 2022-1)]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Chris McKim Name: Chris McKim Title: Vice President